April 24, 2013

HUNTINGTON FUNDS

HUNTINGTON GROWTH FUND

SUPPLEMENT DATED APRIL 24, 2013, TO THE HUNTINGTON FUNDS

RETAIL PROSPECTUS DATED APRIL 30, 2012, AS AMENDED,

(CLASS A SHARES AND TRUST SHARES)

On April 24, 2013, the Board of Trustees (the “Trustees”) of the Huntington Funds voted to close and liquidate the Huntington Growth Fund (the “Fund”). This decision was made after careful consideration of the Fund’s asset size and prospects for future growth. In connection with the decision to close and liquidate the Fund, the Fund is closed to new and subsequent investments effective as of the close of business May 8, 2013.

The Fund will be closed and liquidated on or about June 14, 2013 (the “liquidation date”). If you still hold shares of the Fund on the liquidation date, we will automatically redeem your shares for cash and remit the proceeds to you based on the instructions listed on your account.

If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after the liquidation date.

As shareholders redeem shares of the Fund between the date of this supplement and the liquidation date, the Fund is not expected to be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, it is expected that the Fund will deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Huntington at (800) 253-0412.